UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 23, 2026

Date of Report (date of earliest event reported)

STUBHUB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42846	20-2082924
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 Greenwich Street, 59th Floor,

New York, New York 10007

(Address of principal executive offices and zip code)

(888) 977-5364

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of StubHub Holdings, Inc. (the “Company”) held on June 23, 2026, the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect the seven nominees identified in the table below to the Board of Directors (the “Board”) to serve until the Company’s 2027 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (the “director election proposal”); (2) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “auditors ratification proposal”); (3) a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers (the “say-on-pay proposal”); and (4) a proposal to approve, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers (the “say-on-frequency proposal”). The final results of the votes on each proposal are set forth below.

1. The Director Election Proposal

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric H. Baker	2,627,954,239	21,249,867	60,904,520
Mark Streams	2,626,708,229	22,495,877	60,904,520
Sameer Bhargava	2,626,404,588	22,799,518	60,904,520
Jeffrey Blackburn	2,632,590,678	16,613,428	60,904,520
Rajini Sundar Kodialam	2,632,763,952	16,440,154	60,904,520
Jeremy Levine	2,626,726,376	22,477,730	60,904,520
Thomas A. Patterson	2,632,784,084	16,420,022	60,904,520

Accordingly, the foregoing nominees were elected to the Company’s Board.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,709,035,456	191,764	881,406	–

Accordingly, the auditors ratification proposal was approved.

3. The Say-on-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,636,452,272	10,567,228	2,184,606	60,904,520

Accordingly, the say-on-pay proposal was approved.

4. The Say-on-Frequency Proposal

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
39,678,430	1,169,703	2,607,363,933	992,040	60,904,520

Accordingly, stockholders selected every three years as the recommended frequency for future say-on-pay votes. Based on these results, the Company has determined that it will hold say-on-pay votes every three years, until the next required say-on-frequency vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUBHUB HOLDINGS, INC.

Date: June 26, 2026	By:	/s/ Mark Streams
Mark Streams
Executive Vice Chairman and Chief Legal Officer